UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2009

iDcentrix, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51263	20-4650531
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

360 Main Street Washington, VA		22747
(Address of Principal Executive Office)		(Zip Code)

540-675-3149
(Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accounting and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

     Effective March 4, 2010,  iDcentrix, Inc. (the “Company”) approved the dismissal of Weinberg & Company, P.A. (“Weinberg”) as the Company’s independent accountant and the engagement of the accounting firm of Friedman LLP (“Friedman”) to serve as the Company’s independent accountant to audit the Company’s financial statements for the year ending January 31, 2010. The dismissal of Weinberg was effective on March 4 2010. The engagement of Friedman was effective March 4, 2010.

     The audit reports of Weinberg on the financial statements of the Company as of and for the years ended January 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended January 31, 2009 and 2008, and the subsequent interim period through March 4, 2010, the effective date of the dismissal of Weinberg, there were no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Weinberg’s satisfaction, would have caused Weinberg to make reference thereto in its reports on the Company’s financial statements for such years.

     During the years ended January 31, 2009 and 2008 and the subsequent interim period through March 4, 2010, the effective date of the dismissal of Weinberg, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     During the fiscal years ended January 31, 2009 and 2008 to the date of the engagement of Friedman, the Company has not consulted with Friedman regarding either (i) the application of accounting principles to any completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any of the other matters specified in Items 304(a)(1)(iv) or (v) of Regulation S-K.

     The Company has provided a copy of this Form 8-K to Weinberg and has requested Weinberg to furnish the Company with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether Weinberg agrees with the preceding statements and if it does not agree, the respects in which it does not agree. A copy of the Weinberg letter dated March 4, 2010, responding to the Company’s request is attached hereto as Exhibit 16.1 to this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iDcentrix, Inc.
(Registrant)

Date:	March 5, 2010	/s/Joseph Meuse
*Signature

Director, President and Secretary
Title